UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): July 28, 2004



                              DGSE COMPANIES, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)




                                     NEVADA
                                     ------
                 (State or other jurisdiction of incorporation)





        1-11048                                         88-0097334
(Commission file number)                    (IRS employer identification number)




                      2817 Forest Lane, Dallas, Texas 75234
                      -------------------------------------
                     (Address of principal executive office)




        Registrant's telephone number, including area code: (972)484-3662

Item 5. Acquisition or Disposition of Assets:

On July 28, 2004 DGSE COMPANIES, INC. ("the Company") sold the goodwill, trade name and other non-financial assets of the Company's wholly owned subsidiary Silverman Consultants, Inc. involved in the business of conducting in-store liquidation for others. These assets were purchased by Silverman Group, LLC ("the Buyer"). The Buyer is unrelated to the Company or to any officer or director of the Company. The Company's cost basis in the assets sold was $314,000. The purchase price for these assets was $600,000 consisting of cash in the amount of $ 150,000 and a note in the amount of $450,000.


Item 7. Financial Statements and Exhibits.


                                    SIGNATURE

In accordance with section 13 and 15(d) of the Exchange Act, the Registrant has dully caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            DGSE COMPANIES, Inc.
                            /s/ Dr. L.S. Smith
                            ------------------------------------
                            Dr. L.S. Smith
                            Chairman of the Board
Dated: July 30, 2004